FORM 8-K - CURRENT REPORT


                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                       Date of Report: August 15, 1997


                              ANGELES PARTNERS X
            (Exact name of registrant as specified in its charter)


             CALIFORNIA               0-10304                95-3557899
  (State or other jurisdiction of   (Commission           (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                              Number)


     One Insignia Financial Plaza
         Post Office Box 1089
      Greenville, South Carolina                                29602
(Address of Principal Executive Office)                       (Zip Code)


      Registrant's telephone number, including area code (864) 239-1000

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

  On August 15, 1997, Cardinal Woods Apartments located in Cary, North
Carolina, was sold to an unaffiliated party, New Plan Realty Trust for $7,100,000. The Registrant used a portion of the proceeds from the sale of the property to pay off the debt encumbering the property. The net proceeds will be used to establish additional cash reserves for the Partnership.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(b)           Pro forma financial information

   The required pro forma financial information will be provided in the Registrant's Quarterly report on Form 10-QSB for the quarter ended September 30, 1997.

                                  SIGNATURES


Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                         ANGELES PARTNERS X


                         By:  Angeles Realty Corporation
                              Its General Partner



                         By:  /s/ Carroll D. Vinson
                              Carroll D. Vinson
                              President


                         By:  /s/ Robert D. Long, Jr.
                              Robert D. Long, Jr.
                              Vice President/CAO


                         Date: September 5, 1997